                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  December 3, 1998
                                        ----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                          36-1208070
                  ------                          ----------
         (Commission File Number)     (IRS Employer Identification Number)


     500 West Monroe Street, Chicago, Illinois       60661
     -----------------------------------------       -----
     (Address of principal executive offices)      (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.   Other Events
-------   ------------

On December 2, 1998, Heller Financial, Inc. (the "Registrant") issued a press release announcing the acquisition of more than $600 million in assets associated with Dana Corporation's leasing operation. Heller has purchased assets from Dana Commercial Credit Corporation's international technology leasing business in the United States, Canada, United Kingdom, Germany, Switzerland and France. A copy of the press release is attached.



Item 7.   Financial Statements and Exhibits
-------   ---------------------------------

(c) Exhibits

99    Heller Financial, Inc. - Press Release





                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 3, 1998
       ----------------



                                  HELLER FINANCIAL, INC.


                                  By:    /s/ Lauralee E. Martin
                                         -----------------------------
                                         Lauralee E. Martin
                                  Title: Executive Vice President and
                                         Chief Financial Officer

                                       2
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                                 EXHIBIT INDEX

Exhibit                                                          Sequentially
Number                                                           Numbered Pages
------                                                           --------------
99        Heller Financial, Inc. - Press Release                 4-6

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